SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
October 6, 2000

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-8185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)		48640 (Zip Code)

Registrant's telephone number, including area code: (517) 839-5350

Item 5.	Other Events.

Chemical Financial Corporation ("Chemical") has announced that it intends to consolidate 9 of its subsidiary banks into 2 subsidiary banking organizations.

A copy of a Press Release, dated October 6, 2000, issued by Chemical relating to the consolidations, is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7		Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits:

		99.1	Press Release dated October 6, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 6, 2000	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/Aloysius J. Oliver
Aloysius J. Oliver Its President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated October 6, 2000.